UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 27, 2006

                              --------------------

                            Opexa Therapeutics, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                        (Formerly PharmaFrontiers Corp.)

                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

           000-25513                                    76-0333165
           ---------                                    ----------
   (Commission File Number)                (I.R.S. Employer Identification No.)

       2635 N. Crescent Ridge Drive
           The Woodlands, Texas                              77381
           --------------------                              -----
 (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On October 27, 2006, the Company amended that certain Amended and Restated License Agreement, dated December 30, 2004, with the University of Chicago with respect to certain payment obligations of the company as follows: (i) an October 31, 2006 cash payment obligation of $1,500,000 was extended to April 30, 2007; and (ii) the obligation to issue 21,623 shares of the Company's common stock issuable upon the close of the April 13, 2006 offering was extended until April 30, 2007. A copy of the Amendment is attached as Exhibit 10.1.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is to be filed as part of this 8-K:

Exhibit No.          Description
-----------          -----------
10.1                 Third Amendment to Amended and Restated License Agreement





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           OPEXA THERAPEUTICS, INC.

                                           By:  /s/ David. B. McWilliams
                                                --------------------------------
                                                David B. McWilliams, Chief
                                                Executive Officer

DATE:  October 31, 2006

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
10.1             Third Amendment to Amended and Restated License Agreement